UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2021 (July 14, 2021)

HILLMAN SOLUTIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39609	85-2096734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10590 Hamilton Avenue

Cincinnati, OH 45231

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (513) 851-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	HLMN	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	HLMNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K/A is filed as an amendment no. 1 (this “Amendment”) to the Current Report on Form 8-K filed on July 20, 2021 (the “Original Form 8-K”) by Hillman Solutions Corp. (formerly known as Landcadia Holdings III, Inc., “Landcadia”), a Delaware corporation (the “Company”) in order to provide additional financial statements and information required by Item 9.01 of the Original Form 8-K and to update certain disclosures contained in Item 2.01 of the Original Report in connection with providing such additional financial statements and information.

As previously reported in the Original Form 8-K, on July 14, 2021, the Company completed the previously announced business combination (the “Closing”) contemplated by an Agreement and Plan of Merger, dated as of January 24, 2021 (as amended on March 12, 2021, and as it may be further amended or supplemented from time to time, the “Merger Agreement”), by and among Landcadia, Helios Sun Merger Sub, a wholly-owned subsidiary of Landcadia (“Merger Sub”), HMAN Group Holdings Inc., a Delaware corporation (“Hillman Holdco”) and CCMP Sellers’ Representative, LLC, a Delaware limited liability company in its capacity as the Stockholder Representative thereunder (the “Stockholder Representative”).

Pursuant to the terms of the Merger Agreement, Merger Sub merged with and into Hillman Holdco with Hillman Holdco surviving the merger as a wholly owned subsidiary of New Hillman, which was renamed “Hillman Solutions Corp.” (the “Merger” and together with the other transactions contemplated by the Merger Agreement, the “Business Combination”). Unless the context otherwise requires, the “Company” refers to the registrant and its subsidiaries, including Landcadia and its subsidiaries, after the Closing, and “Landcadia” refers to the registrant prior to the Closing.

The Original Form 8-K incorporated by reference, among other items, the financial statements of Hillman Holdco as of and for the fiscal years ended December 26, 2020 and December 28, 2019, and as of and for the three months ended March 27, 2021 from the Definitive Proxy Statement / Prospectus filed by Landcadia with the Securities and Exchange Commission on July 24, 2021 (the “Proxy Statement”) and the financial statements of Landcadia as of and for the fiscal year ended December 31, 2020 and as of December 31, 2019 and for the period from March 13, 2018 (date of inception) through December 31, 2018 from the Proxy Statement.

The Original Form 8-K is amended by this Amendment to provide (i) the audited financial statements of Hillman Holdco as of and for the fiscal years ended December 31, 2020 and December 31, 2019 and (ii) the unaudited pro forma condensed combined financial information of Landcadia and Hillman Holdco as of and for the year ended December 31, 2020, each of which are included under Item 9.01 hereto, in accordance with the rules and regulations of the Securities and Exchange Commission, as well as the additional corresponding information for the relevant fiscal period. This Amendment No. 1 does not amend any other item of the Form 8-K or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Form 8-K.

Item 2.01 Completion of Acquisition of Assets.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The Management’s Discussion and Analysis of Financial Condition and Results of Operations of Hillman Holdco as of and for the thirteen and twenty six weeks ended June 26, 2021 is included in this Amendment as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements

The financial statements of Hillman Holdco as of and for the thirteen and twenty-six weeks ended June 26, 2021 and June 27, 2020 are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of Landcadia and Hillman Holdco as of and for the twenty six weeks ended June 26, 2021 is set forth in Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 24, 2021, by and among Landcadia Holdings III, Inc., Helios Sun Merger Sub, Inc., HMAN Group Holdings Inc. and CCMP Sellers’ Representative, LLC, solely in its capacity as representative of the stockholders of HMAN Group Holdings Inc. (incorporated by reference to Exhibit 2.1 of Landcadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).
2.2	First Amendment to Merger Agreement, dated as of March 12, 2021, by and among Landcadia Holdings III, Inc., Helios Sun Merger Sub, Inc., HMAN Group Holdings Inc. and CCMP Sellers’ Representative, LLC, solely in its capacity as representative of the stockholders of HMAN Group Holdings Inc. (incorporated by reference to Exhibit 2.2 of Landcadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).
3.1	Third Amended and Restated Certificate of Incorporation of Hillman Solutions Corp.
3.2	Amended and Restated Bylaws of Hillman Solutions Corp.
4.1	Amended and Restated Warrant Agreement, dated as of November 13, 2020, between Landcadia and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.2 of Landcadia’s Quarterly Report on Form 10-Q (File No. 001-39609), filed with the SEC on November 16, 2020).
4.2	Amended and Restated Declaration of Trust. (incorporated by reference to Exhibit 4.1 to the The Hillman Companies, Inc.’s Registration Statement No. 333-44733 on Form S-2)
4.3	Preferred Securities Guarantee. (incorporated by reference to Exhibit 4.3 to the The Hillman Companies, Inc.’s Registration Statement No. 333-44733 on Form S-2)

10.1	Form of Subscription Agreement, dated January 24, 2021, by and between Landcadia Holdings III, Inc. and the subscribers party thereto (incorporated by reference to Exhibit 10.3 of Landcadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).
10.2	Amended and Restated Registration Rights Agreement, dated July 14, 2021, by and among Hillman Solutions Corp., Jefferies Financial Group Inc., TFJ, LLC, CCMP Capital Investors III, L.P., CCMP Capital Investors (Employee) III, L.P., CCMP Co-Invest III A, L.P., Oak Hill Capital Partners III, L.P., Oak Hill Capital Management Partners III, L.P. and OHCP III HC RO, L.P.
10.3	Form Hillman Solutions Corp. 2021 Equity Incentive Plan (incorporated by reference to 10.1 of Landcadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).
10.4	Amended and Restated Letter Agreement, dated as of January 24, 2021, by and among Landcadia Holdings III, Inc., its officers, its directors, TJF, LLC and Jefferies Financial Group Inc. (incorporated by reference to Exhibit 10.5 of Lancadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).
10.5	Form of Indemnification Agreement
10.7	Form Hillman Solutions Corp. 2021 Employee Stock Purchase Plan (incorporated by reference to 10.2 of Landcadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).
10.8	Hillman Solutions Corp. 2021 Cash Incentive Plan
10.9	Form of Non-Qualified Stock Option Award Agreement under the Hillman Solutions Corp. 2021 Equity Incentive Plan

10.10	Form of Non-Qualified Stock Option Award Agreement for Non-Employee Directors under the Hillman Solutions Corp. 2021 Equity Incentive Plan
10.11	Form of Restricted Stock Unit Award Agreement under the Hillman Solutions Corp. 2021 Equity Incentive Plan
10.12	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors under the Hillman Solutions Corp. 2021 Equity Incentive Plan
10.13	Form of Management Lock-Up Agreement
10.14	Employment Agreement between Robert Kraft and The Hillman Group, Inc. dated October 2, 2017 (incorporated by reference to Exhibit 10.17 of Lancadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).
10.15	Employment Agreement between Douglas Cahill and The Hillman Group, Inc. dated July 25, 2019 (incorporated by reference to Exhibit 10.18 of Lancadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).

10.16	Employment Agreement between Randall Fagundo and The Hillman Group, Inc. dated August 10, 2018 (incorporated by reference to Exhibit 10.19 of Lancadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).
10.17	Employment Agreement between George Murphy and The Hillman Group, Inc. dated October 1, 2018 (incorporated by reference to Exhibit 10.20 of Lancadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).
10.18	Employment Agreement between Jarrod Streng and The Hillman Group, Inc. dated October 1, 2018 (incorporated by reference to Exhibit 10.21 of Lancadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).
10.19	ABL Credit Agreement, dated as of May 31, 2018, by and among Hillman Investment Company, a Delaware corporation, The Hillman Companies, Inc., a Delaware corporation, The Hillman Group Canada ULC, a British Columbia unlimited liability company, the other loan parties party thereto, the Lenders and Issuing Banks from time to time party hereto, including Barclays Bank PLC, and Barclays, in its capacities as administrative agent and collateral agent and the Swingline Lender, with Barclays, Jefferies Finance LLC, Citizens Bank, N.A. and MUFG Union Bank, N.A. as joint lead arrangers and joint bookrunners, Credit Suisse Loan Funding LLC and PNC Bank, National Association, as a documentation agent (incorporated by reference to Exhibit 10.14 of Lancadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).
10.20	Amendment No. 1, dated as of November 15, 2019 (incorporated by reference to Exhibit 10.16 of Lancadia’s Registration Statement on Form S-4 (Reg. No. 333-252693), filed with the SEC on June 11, 2021).
10.21	Amendment No. 2, dated as of July 14, 2021, by and among Hillman Investment Company, a Delaware corporation, The Hillman Group, Inc., a Delaware corporation, The Hillman Group Canada ULC, a British Columbia unlimited liability company, the Subsidiary Guarantors, the Released Party, the Lenders listed on the signature pages hereto and Barclays Bank PLC, in its capacity as administrative agent for the Lenders.
10.22	Credit Agreement, dated as of July 14, 2021, by and among The Hillman Group, Inc., a Delaware corporation, Hillman Investment Company, a Delaware corporation, the Lenders from time to time party hereto and Jefferies Finance LLC, in its capacities as administrative agent and collateral agent, with Jefferies and Barclays Bank PLC as joint lead arrangers and joint bookrunners.
21.1	List of Subsidiaries

99.1*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Company as of and for the thirteen and twenty six weeks ended June 26, 2021.
99.2*	Audited financial statements of HMAN Group Holdings, Inc. as of and for the thirteen and twenty-six weeks ended June 26, 2021 and June 27, 2020.
99.3*	Unaudited Pro Forma Condensed Combined Financial Information as of and for the twenty six weeks ended June 26, 2021.

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HILLMAN SOLUTIONS CORP.

	By:	/s/ Douglas J. Cahill
Dated: July 29, 2021		Name:	Douglas J. Cahill
		Title:	Chairman, President and Chief Executive Officer